UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report: February 12, 2010

Date of earliest event reported: February 9, 2010

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1818 Market Street, Suite 1500, Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(215) 977-3000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 9, 2010, Sunoco Logistics Partners L.P., (the “Partnership”) and its wholly-owned subsidiary, Sunoco Logistics Partners Operations L.P. (the “Operating Partnership”), entered into an underwriting agreement, attached as Exhibit 1.1 hereto and incorporated by reference herein, with the underwriters named therein with respect to the issuance and sale by the Operating Partnership of (i) $250 million in aggregate principal amount of 5.500% senior notes due 2020 (the “2020 Notes”) and (ii) $250 million in aggregate principal amount of 6.850% senior notes due 2040 (the “2040 Notes,” and together with the 2020 Notes, the “Notes”), in an underwritten public offering (the “Offering”). The Notes sold in the Offering were registered under the Securities Act of 1933, as amended pursuant to an effective shelf registration statement on Form S-3 (File No. 133-155644), as amended by Post-Effective Amendment No. 1 thereto.

The Notes were issued under an indenture dated as of December 16, 2005 as supplemented by (i) a Third Supplemental Indenture, dated February 12, 2010, attached as Exhibit 1.2 hereto and incorporated by reference herein, between the Partnership, the Operating Partnership and U.S. Bank National Association, as trustee and (ii) a Fourth Supplemental Indenture, dated February 12, 2010, attached as Exhibit 1.3 hereto and incorporated by reference herein, between the Partnership, the Operating Partnership and U.S. Bank National Association, as trustee.

The closing of the Offering will occur on February 12, 2010.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit
1.1	Underwriting Agreement dated as of February 9, 2010 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P., Sunoco Logistics Partners GP LLC, Sunoco Partners LLC and Barclays Capital Inc., Citigroup Global Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of several underwriters named therein.

1.2	Third Supplemental Indenture dated as of February 12, 2010 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P., and U.S. National Association.

1.3	Fourth Supplemental Indenture dated as of February 12, 2010 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P., and U.S. National Association.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)

Forward-Looking Statement

Statements contained in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS LP.

By:	Sunoco Partners LLC, its General Partner

	By:	/s/ NEAL E. MURPHY
Neal E. Murphy Vice President and Chief Financial Officer

February 12, 2010

Philadelphia, PA

EXHIBIT INDEX

Exhibit No.	Exhibit
1.1	Underwriting Agreement dated as of February 9, 2010 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P., Sunoco Logistics Partners GP LLC, Sunoco Partners LLC and Barclays Capital Inc., Citigroup Global Markets Inc., UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of several underwriters named therein.

1.2	Third Supplemental Indenture dated as of February 12, 2010 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P., and U.S. National Association.

1.3	Fourth Supplemental Indenture dated as of February 12, 2010 by and among Sunoco Logistics Partners Operations L.P., Sunoco Logistics Partners L.P., and U.S. National Association.

5.1	Opinion of Vinson & Elkins L.L.P.

23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibit 5.1 hereto)